FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “ Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Originator	Loans	Balance	Balance	Coupon	Score	LTV

Encore	2,625	573,631,652.98	36.13	6.894	622	77.82
Accredited	1,931	409,530,440.96	25.79	7.227	648	77.19
Finance America	2,544	407,615,246.60	25.67	7.181	611	78.32
Resmae	1,109	177,790,481.74	11.20	7.328	650	80.69
Quickloan	84	19,236,342.88	1.21	7.315	596	69.87

Total:	8,293	1,587,804,165.16	100.00	7.107	628	78.01

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	6	1,490,523.41	0.09	4.995	653	72.90
5.001 - 5.500	128	35,137,309.42	2.21	5.378	653	73.54
5.501 - 6.000	714	189,321,861.60	11.92	5.882	647	73.98
6.001 - 6.500	1,173	300,359,007.34	18.92	6.337	645	76.18
6.501 - 7.000	1,762	411,040,964.79	25.89	6.833	635	77.11
7.001 - 7.500	1,164	236,510,673.50	14.90	7.314	626	78.98
7.501 - 8.000	1,041	187,103,891.51	11.78	7.809	609	79.36
8.001 - 8.500	513	77,706,982.11	4.89	8.308	585	79.39
8.501 - 9.000	487	58,847,847.27	3.71	8.825	584	81.64
9.001 - 9.500	277	25,973,909.61	1.64	9.318	582	84.07
9.501 - 10.000	456	31,358,696.91	1.97	9.833	615	89.37
10.001 - 10.500	176	11,614,442.54	0.73	10.322	618	92.76
10.501 - 11.000	245	13,921,865.87	0.88	10.858	618	95.52
11.001 - 11.500	118	5,394,335.52	0.34	11.337	613	97.18
11.501 - 12.000	30	1,812,333.85	0.11	11.885	591	88.00
12.001 - 12.500	3	209,519.91	0.01	12.226	524	67.99

Total:	8,293	1,587,804,165.16	100.00	7.107	628	78.01

Min: 4.990
Max: 12.500
Weighted Average: 7.107

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	785	28,567,380.80	1.80	9.600	625	89.71
50,000.01 - 100,000.00	1,644	123,527,727.37	7.78	8.397	615	82.04
100,000.01 - 150,000.00	1,534	192,665,107.46	12.13	7.395	619	77.41
150,000.01 - 200,000.00	1,207	212,160,830.92	13.36	7.105	621	76.22
200,000.01 - 250,000.00	857	192,852,290.32	12.15	6.935	625	76.40
250,000.01 - 300,000.00	761	208,941,762.11	13.16	6.846	630	77.06
300,000.01 - 350,000.00	478	154,976,780.84	9.76	6.831	634	77.77
350,000.01 - 400,000.00	365	137,123,704.24	8.64	6.789	641	78.60
400,000.01 - 450,000.00	229	97,236,642.79	6.12	6.755	632	77.92
450,000.01 - 500,000.00	171	81,672,983.31	5.14	6.776	649	78.64
500,000.01 - 550,000.00	95	49,754,648.59	3.13	6.749	638	78.31
550,000.01 - 600,000.00	63	36,140,846.74	2.28	6.713	644	77.50
600,000.01 - 650,000.00	36	22,468,678.74	1.42	6.999	626	82.98
650,000.01 - 700,000.00	29	19,658,310.46	1.24	6.767	637	81.20
700,000.01 - 750,000.00	31	22,844,032.92	1.44	6.736	603	78.15
750,000.01 - 800,000.00	1	790,000.00	0.05	6.880	599	64.49
800,000.01 - 850,000.00	2	1,616,781.34	0.10	7.803	670	82.10
850,000.01 - 900,000.00	1	870,942.00	0.05	5.640	744	68.04
950,000.01 - 1,000,000.00	4	3,934,714.21	0.25	7.119	616	59.84

Total:	8,293	1,587,804,165.16	100.00	7.107	628	78.01

Min: $12,491.78
Max: $1,000,000.00
Average: $191,463.18

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	4,393	845,735,513.23	53.26	7.241	610	77.60
ARM 2/28 — IO	1,479	417,674,486.71	26.31	6.582	659	78.83
Fixed 30 yr	901	157,738,135.73	9.93	6.948	628	71.87
Balloon 30/15	854	47,597,644.46	3.00	10.142	661	99.79
ARM 3/27	163	26,050,333.00	1.64	7.398	622	78.11
ARM 3/27 — IO	81	23,276,092.60	1.47	6.383	665	78.33
ARM 1/29	79	21,544,026.28	1.36	6.858	614	81.32
Fixed 30 yr — IO	57	16,130,521.79	1.02	6.347	672	72.02
ARM 5/25	49	10,522,910.40	0.66	6.645	618	73.51
Fixed 20 yr	116	7,833,813.60	0.49	9.008	641	87.63
Fixed 15 yr	89	6,724,533.74	0.42	7.807	619	65.80
6 Month ARM	13	3,769,121.86	0.24	7.004	638	84.55
ARM 5/25 — IO	11	2,468,555.08	0.16	6.919	656	78.98
Fixed 10 yr	5	420,605.33	0.03	6.934	604	65.97
Fixed 25 yr	2	257,871.35	0.02	6.857	603	67.78
Fixed 15 yr — IO	1	60,000.00	0.00	7.440	713	9.23

Total:	8,293	1,587,804,165.16	100.00	7.107	628	78.01

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	6,268	1,351,041,039.16	85.09	7.014	627	78.05
Balloon	854	47,597,644.46	3.00	10.142	661	99.79
Fixed	1,171	189,165,481.54	11.91	7.012	632	72.28

Total:	8,293	1,587,804,165.16	100.00	7.107	628	78.01

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	115	19,853,213.15	1.25	7.129	628	75.10
2	3,391	575,467,950.78	36.24	7.168	625	78.06
3	2,808	559,482,660.58	35.24	7.235	640	77.73
4	773	152,429,127.90	9.60	7.100	632	79.76
5	963	220,030,206.06	13.86	6.816	613	77.21
6	162	39,309,012.61	2.48	6.641	606	80.47
7	63	16,794,482.89	1.06	6.054	609	78.68
8	16	4,097,659.54	0.26	5.877	607	76.17
9	2	339,851.65	0.02	5.240	676	82.57

Total:	8,293	1,587,804,165.16	100.00	7.107	628	78.01

Min: 1
Max: 9
Weighted Average: 3

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	7,319	1,534,206,832.48	96.62	7.000	627	77.25
2	974	53,597,332.68	3.38	10.165	660	99.76

Total:	8,293	1,587,804,165.16	100.00	7.107	628	78.01

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.01 - 10.00	1	60,000.00	0.00	7.440	713	9.23
10.01 - 15.00	2	104,267.43	0.01	6.308	713	13.14
15.01 - 20.00	4	573,426.10	0.04	7.246	578	18.45
20.01 - 25.00	19	1,950,702.05	0.12	7.443	598	22.62
25.01 - 30.00	14	1,824,486.91	0.11	7.099	589	27.44
30.01 - 35.00	22	2,521,096.80	0.16	6.784	612	32.36
35.01 - 40.00	37	4,944,284.21	0.31	7.151	579	38.16
40.01 - 45.00	61	10,624,216.54	0.67	6.838	610	43.26
45.01 - 50.00	93	16,268,406.67	1.02	6.748	596	48.17
50.01 - 55.00	124	23,501,313.80	1.48	6.753	600	52.88
55.01 - 60.00	179	37,743,402.89	2.38	6.926	587	58.00
60.01 - 65.00	385	81,505,241.10	5.13	7.000	584	63.23
65.01 - 70.00	513	105,618,977.43	6.65	6.973	595	68.70
70.01 - 75.00	702	154,078,831.31	9.70	6.938	595	74.03
75.01 - 80.00	4,079	880,588,405.47	55.46	6.870	643	79.75
80.01 - 85.00	252	49,836,272.71	3.14	7.611	591	84.50
85.01 - 90.00	364	53,457,697.67	3.37	7.818	615	89.61
90.01 - 95.00	396	92,262,094.90	5.81	7.611	661	94.74
95.01 - 100.00	1,046	70,341,041.17	4.43	9.555	667	99.94

Total:	8,293	1,587,804,165.16	100.00	7.107	628	78.01

Min: 9.23
Max: 100.00
Weighted Average: 78.01

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

475 - 499	29	4,800,286.73	0.30	9.614	487	64.81
500 - 524	502	86,853,178.37	5.47	7.982	513	71.36
525 - 549	601	107,698,107.49	6.78	7.693	537	71.55
550 - 574	609	114,683,172.01	7.22	7.323	562	74.34
575 - 599	1,136	197,557,522.10	12.44	7.077	587	75.40
600 - 624	1,319	249,205,540.41	15.69	7.004	612	78.02
625 - 649	1,315	254,544,242.05	16.03	6.983	637	79.64
650 - 674	1,026	195,819,028.81	12.33	7.046	661	81.18
675 - 699	768	155,928,485.95	9.82	6.940	686	81.68
700 - 724	476	110,330,032.17	6.95	6.792	711	81.58
725 - 749	255	52,909,530.85	3.33	6.737	736	80.42
750 - 774	192	43,018,883.76	2.71	6.805	760	81.09
775 - 799	59	13,459,215.19	0.85	6.653	782	79.86
800 - 824	6	996,939.27	0.06	6.160	805	65.85

Total:	8,293	1,587,804,165.16	100.00	7.107	628	78.01

Min: 475
Max: 813
NZ Weighted Average: 628

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout Refinance	3,755	817,255,502.42	51.47	7.046	605	74.51
Purchase	4,235	709,935,499.82	44.71	7.192	656	82.17
Rate/Term Refinance	303	60,613,162.92	3.82	6.938	610	76.59

Total:	8,293	1,587,804,165.16	100.00	7.107	628	78.01

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	6,009	1,097,524,544.96	69.12	7.116	623	77.86
PUD	884	184,961,751.14	11.65	7.079	629	79.05
Condo	642	113,998,854.36	7.18	7.095	649	80.21
Duplex	463	109,007,426.79	6.87	7.021	645	77.52
3-4 Family	195	63,861,149.03	4.02	7.173	648	73.75
Townhouse	92	16,947,548.36	1.07	7.227	628	81.44
Manufactured	6	1,286,405.00	0.08	7.253	595	71.89
Modular	2	216,485.52	0.01	7.903	613	82.27

Total:	8,293	1,587,804,165.16	100.00	7.107	628	78.01

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	3,536	770,663,296.98	48.54	7.237	650	79.36
Full	4,533	764,041,434.27	48.12	6.986	607	76.75
12 mo. Bank Statements	107	23,585,904.83	1.49	6.911	651	79.69
Limited	67	17,517,475.97	1.10	6.807	576	72.14
Alt.	39	8,999,014.17	0.57	7.528	591	77.11
24 mo. Bank Statements	7	2,309,410.43	0.15	6.527	623	80.02
6 mo. Bank Statements	4	687,628.51	0.04	6.986	675	68.76

Total:	8,293	1,587,804,165.16	100.00	7.107	628	78.01

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	7,674	1,493,073,109.70	94.03	7.075	628	78.06
Non-Owner Occupied	595	88,813,367.98	5.59	7.649	638	77.43
Second Home	24	5,917,687.48	0.37	7.195	640	75.08

Total:	8,293	1,587,804,165.16	100.00	7.107	628	78.01

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Alabama	77	7,109,053.44	0.45	8.106	600	79.54
Alaska	4	593,096.07	0.04	7.152	598	66.45
Arizona	339	55,746,178.34	3.51	7.218	617	79.81
Arkansas	7	495,534.49	0.03	7.621	616	81.22
California	2,426	642,675,268.42	40.48	6.797	634	76.63
Colorado	164	24,464,196.41	1.54	7.015	626	80.07
Connecticut	96	20,000,976.71	1.26	7.232	627	77.09
Delaware	7	1,061,585.11	0.07	7.301	651	74.49
District of Columbia	57	14,359,630.40	0.90	7.052	611	71.35
Florida	796	128,339,462.14	8.08	7.260	626	77.79
Georgia	195	26,674,314.45	1.68	7.644	626	81.26
Hawaii	47	17,849,874.76	1.12	6.768	651	80.68
Idaho	17	2,469,236.18	0.16	7.540	602	77.34
Illinois	801	137,606,638.39	8.67	7.346	632	80.47
Indiana	102	8,640,017.50	0.54	8.018	609	82.38
Iowa	28	2,808,869.91	0.18	7.970	645	83.29
Kansas	27	3,220,716.94	0.20	7.815	622	81.85
Kentucky	22	2,197,907.93	0.14	7.592	602	80.89
Louisiana	58	5,491,646.26	0.35	7.823	596	80.50
Maine	8	1,567,345.45	0.10	6.928	606	78.35
Maryland	187	43,881,932.39	2.76	7.294	612	77.13
Massachusetts	93	24,330,397.71	1.53	7.322	634	78.19
Michigan	197	21,197,351.41	1.34	7.827	613	82.54
Minnesota	81	14,667,683.52	0.92	6.867	614	79.06
Mississippi	152	10,177,226.27	0.64	8.115	582	82.55
Missouri	160	14,613,674.06	0.92	8.081	607	81.62
Montana	10	969,388.20	0.06	7.143	643	83.94
Nebraska	5	416,410.64	0.03	8.321	612	83.36
Nevada	156	32,306,640.82	2.03	6.938	633	77.95
New Hampshire	10	1,854,192.87	0.12	7.318	635	76.68
New Jersey	139	34,183,779.57	2.15	7.247	638	77.09
New Mexico	31	5,074,415.28	0.32	7.638	637	77.03
New York	337	99,140,186.34	6.24	7.014	640	76.50
North Carolina	45	5,362,478.67	0.34	7.774	599	81.36
Ohio	168	17,709,301.35	1.12	7.548	626	83.33
Oklahoma	67	4,427,914.40	0.28	7.800	603	79.61
Oregon	64	9,280,802.73	0.58	6.962	631	77.77
Pennsylvania	127	13,775,148.10	0.87	7.710	596	77.78
Rhode Island	25	5,061,566.75	0.32	7.246	644	78.06
South Carolina	23	2,025,342.88	0.13	8.186	608	83.00
South Dakota	1	93,039.90	0.01	8.190	635	95.00
Tennessee	52	5,040,458.94	0.32	8.092	614	84.74
Texas	392	37,898,091.91	2.39	7.744	605	80.19
Utah	78	9,099,093.31	0.57	7.204	636	81.08
Vermont	7	972,811.92	0.06	7.148	681	80.00
Virginia	199	41,225,355.08	2.60	7.128	622	78.76
Washington	132	20,303,041.75	1.28	7.102	630	79.73
West Virginia	14	1,439,654.81	0.09	9.036	566	73.97
Wisconsin	61	7,498,265.91	0.47	7.837	602	77.43
Wyoming	2	406,968.37	0.03	7.026	629	80.00

Total:	8,293	1,587,804,165.16	100.00	7.107	628	78.01

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	1,894	335,810,930.72	21.15	7.463	627	79.75
6	46	7,486,068.81	0.47	7.436	657	78.99
12	640	173,509,386.53	10.93	6.967	643	77.08
18	18	3,406,377.27	0.21	6.820	685	78.29
24	4,508	850,715,290.86	53.58	7.066	624	78.48
30	19	3,774,741.87	0.24	7.241	614	73.53
36	959	180,496,643.96	11.37	6.745	633	74.04
48	2	325,690.01	0.02	8.845	512	76.46
60	207	32,279,035.13	2.03	7.203	631	75.10

Total:	8,293	1,587,804,165.16	100.00	7.107	628	78.01

Loans with Penalty: 78.85

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

0.501 - 1.000	1	108,800.00	0.01	7.545	627	80.00
3.001 - 3.500	2	295,344.77	0.02	7.265	717	80.00
3.501 - 4.000	24	4,385,264.66	0.32	6.903	674	80.78
4.001 - 4.500	246	48,872,064.48	3.62	6.812	661	78.84
4.501 - 5.000	439	101,580,948.24	7.52	6.815	651	79.63
5.001 - 5.500	567	128,697,719.42	9.53	6.720	666	77.92
5.501 - 6.000	2,967	679,538,215.28	50.30	6.726	634	78.03
6.001 - 6.500	1,094	195,569,684.09	14.48	7.662	601	79.88
6.501 - 7.000	747	165,597,614.55	12.26	7.537	582	75.03
7.001 - 7.500	116	17,483,502.16	1.29	8.643	567	76.51
7.501 - 8.000	34	4,579,877.65	0.34	9.094	556	76.92
8.001 - 8.500	19	2,989,251.81	0.22	9.651	530	74.49
8.501 - 9.000	10	877,998.25	0.06	9.912	541	77.82
9.001 - 9.500	1	428,800.00	0.03	10.599	678	80.00
9.501 - 10.000	1	35,953.80	0.00	10.999	593	75.00

Total:	6,268	1,351,041,039.16	100.00	7.014	627	78.05

Min: 1.000
Max: 9.999
Weighted Average (>0): 5.934

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	30	8,035,836.91	0.59	5.380	661	74.92
11.501 - 12.000	183	46,660,453.42	3.45	5.820	638	76.21
12.001 - 12.500	466	115,065,009.63	8.52	6.115	634	76.13
12.501 - 13.000	968	235,129,156.36	17.40	6.344	630	75.61
13.001 - 13.500	1,008	235,941,239.85	17.46	6.657	639	77.91
13.501 - 14.000	1,305	294,985,670.18	21.83	7.007	636	78.16
14.001 - 14.500	823	168,595,332.84	12.48	7.479	629	80.30
14.501 - 15.000	732	134,139,440.80	9.93	7.937	611	81.13
15.001 - 15.500	314	52,689,446.33	3.90	8.479	580	79.58
15.501 - 16.000	271	38,500,033.47	2.85	8.967	574	81.24
16.001 - 16.500	74	10,066,456.58	0.75	9.456	541	77.22
16.501 - 17.000	60	6,797,016.71	0.50	9.924	525	70.72
17.001 - 17.500	17	1,900,934.77	0.14	10.256	523	72.23
17.501 - 18.000	8	1,344,428.80	0.10	10.690	557	71.09
18.001 - 18.500	4	437,083.45	0.03	11.208	528	70.93
18.501 - 19.000	3	579,244.41	0.04	11.902	540	66.81
19.001 - 19.500	2	174,254.65	0.01	12.231	509	61.51

Total:	6,268	1,351,041,039.16	100.00	7.014	627	78.05

Min: 11.250
Max: 19.500
Weighted Average (>0): 13.681

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	11	3,165,672.54	0.23	6.387	684	86.51
5.001 - 5.500	121	34,047,543.34	2.52	5.377	650	73.94
5.501 - 6.000	600	162,954,911.24	12.06	5.872	643	75.11
6.001 - 6.500	949	247,145,160.33	18.29	6.339	647	77.61
6.501 - 7.000	1,518	361,349,658.44	26.75	6.831	636	77.85
7.001 - 7.500	1,050	219,794,656.83	16.27	7.316	626	79.36
7.501 - 8.000	898	167,848,245.98	12.42	7.809	607	79.62
8.001 - 8.500	415	69,000,112.09	5.11	8.304	580	78.96
8.501 - 9.000	355	48,472,481.27	3.59	8.815	576	81.21
9.001 - 9.500	158	18,429,952.90	1.36	9.302	556	80.30
9.501 - 10.000	126	12,294,134.11	0.91	9.764	545	76.69
10.001 - 10.500	37	3,145,328.17	0.23	10.251	534	77.37
10.501 - 11.000	20	2,172,631.11	0.16	10.708	553	74.59
11.001 - 11.500	5	467,051.75	0.03	11.201	529	71.58
11.501 - 12.000	3	579,244.41	0.04	11.902	540	66.81
12.001 - 12.500	2	174,254.65	0.01	12.231	509	61.51

Total:	6,268	1,351,041,039.16	100.00	7.014	627	78.05

Min: 4.990
Max: 12.500
Weighted Average (>0): 7.010

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	352	66,970,552.73	4.96	7.123	629	77.39
1.500	1,891	436,813,587.55	32.33	7.158	651	78.43
2.000	172	50,640,174.51	3.75	6.613	644	79.65
3.000	3,853	796,616,724.37	58.96	6.951	612	77.79

Total:	6,268	1,351,041,039.16	100.00	7.014	627	78.05

Min: 1.000
Max: 3.000
Weighted Average (>0): 2.378

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	2,779	531,870,872.90	39.37	7.019	619	77.78
1.500	1,688	381,484,067.57	28.24	7.219	646	78.50
2.000	1,801	437,686,098.69	32.40	6.829	619	77.98

Total:	6,268	1,351,041,039.16	100.00	7.014	627	78.05

Min: 1.000
Max: 2.000
Weighted Average (>0): 1.465

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.